Exhibit 99.1

Exhibit 99.1

WELCOME TO

BRE Properties, Inc. 34th Annual Meeting of Shareholders

May 20, 2004

Pan Pacific Hotel

ANNUAL MEETING AGENDA

10:00 a.m. Welcome

10:00-10:30 Chairman’s Comments and Official Business

10:30-10:45 CEO’s Report

10:45-11:30 President’s Report and Q&A

11:30-12:00 Reconvene Official Business

12:00 noon Adjourn

BRE BOARD OF DIRECTORS

John McMahan, Chairman

Managing Principal

The McMahan Group, Inc.

William E. Borsari

Chairman Emeritus

The Walters Management Co.

Robert A. Fiddaman

Former Chairman

SSR Realty Advisors

L. Michael Foley

Principal

L. Michael Foley & Associates

Roger P. Kuppinger

President

The Kuppinger Company

Edward E. Mace

President

Vail Resorts Lodging Co.

Frank C. McDowell

Vice Chairman & CEO

BRE Properties, Inc.

Constance B. Moore

President & COO

BRE Properties, Inc.

Jeanne R. Myerson

President & CEO

The Swig Company

Gregory M. Simon

Private Investor

BRE EXECUTIVE OFFICERS

Frank C. McDowell

Vice Chairman, Chief Executive Officer

Constance B. Moore

President, Chief Operating Officer

Edward F. Lange, Jr.

Executive VP, Chief Financial Officer

Bradley P. Griggs

Executive VP, Chief Investment Officer

Deirdre A. Kuring

Executive VP, Asset Management

SHAREHOLDER PROPOSALS

1. To consider and vote upon an amendment to BRE’s Articles of Incorporation to move from a staggered board structure toward the election of all Directors annually.

2. To elect three Directors to serve for a one-year term expiring at the Annual Meeting to be held in 2005.

3. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company.

DEAR FELLOW SHAREHOLDERS:

2003 Operating Results

5-Year Strategic Plan

Executive Succession

PRESIDENT’S REPORT

Constance B. Moore

President & COO

BRE PROPERTIES, INC.

Publicly Traded REIT

$3.0 Billion Total Market Cap

Multifamily Focus

80 Properties/22,981 Units

WESTERN METRO MARKETS

Market # Properties # Units % NOI

California

L.A./Orange Co. 18 5,153 20%

} 41%

San Diego 13 3,711 21%

SF Bay Area 10 3,488 21%

Sacramento 10 2,156 9%

Pacific Northwest

Seattle 13 3,149 12%

Mountain/Desert

Phoenix 7 2,440 8%

Denver 5 1,620 5%

Salt Lake City 4 1,264 4%

Total 80 22,981 100%

DIFFERENTIATING FACTORS

A 34-year history with sustained performance

Clear, focused strategy

Well positioned for growth

Research-based investment approach

Strong financial position

Alignment with Shareholder interests

TOTAL ASSETS & REVENUE

Total Assets in Millions

Revenue in Millions

FFO & DIVIDENDS PER SHARE

FFO Per Share

Dividends Per Share

RESULTS 1995-2003

Apartment units: 5,200 to 23,000

Total assets $300mm to $2.2B

8-year average FFO growth 6.4%

8-year average total return 16%

STRATEGY: WEST IS BEST

Western concentration: A business risk we choose to exploit

Favorable long-term fundamentals

High propensity to rent: 43% vs. 33% nationally

Resident base of young adults and Empty Nesters

Develop in California: No question about long-term demand

CALIFORNIA: 5TH LARGEST GLOBAL ECONOMIC POWER

Population

12.3% of total U.S. population today

19% of U.S. population growth through 2008

Adds approximately 479,000 people per year

Employment

11% of total U.S. employment today

13% of U.S. employment growth through 2008

Gross State Product Exceeds $1 trillion year

Source: Economy.com, U.S. Census

TARGET DEMOGRAPHICS

DEMOGRAPHICS

(POPULATION IN MILLIONS)

PRIME RENTERS 19-30 YEARS OLD

51 by 46 2010

EMPTY NESTERS 50-75 YEARS OLD

63 by 51 2010

PROPENSITY TO RENT

UNITED STATES 33%

WESTERN UNITED STATES 35%

CALIFORNIA 43%

AFFORDABILITY METRICS

MEDIAN HOME PRICE/AFFORDABILITY

SAN FRANCISCO BAY AREA $ 582,000 19%

SACRAMENTO $ 269,000 36%

SAN DIEGO $ 466,000 15%

LOS ANGELES $ 382,000 23%

ORANGE COUNTY $ 533,000 18%

SEATTLE $ 277,000 33%

SALT LAKE CITY $ 158,000 65%

DENVER $ 250,000 47%

PHOENIX $ 155,000 67%

BRE 5-YEAR PLAN

Gross revenue $400-450 million

NOI target levels by market

Region 2003 Target

Southern CA 41% 45%-55%

Northern CA 30% 25%-35%

Mountain/Desert 17% 4%-11%

Pacific NW 12% 5%-10%

BRE 5-YEAR PLAN

Investment drivers–annual targets

$250 million new construction starts

$100 million acquisitions

$50 million dispositions

Disposition parameters

Maintain net-buyer posture

Sell down low-growth markets

Recycle into California

DEVELOPMENT PIPELINE

Target Investment=$250mm Per Year

$212

$108

$92

2004

$97

$130

$58

2005

$244

$150

$70

2006

$119

$203

2007

$51

$84

$166

2008

Construction Starts

Funds Advanced

$            Units Leased

MARKET TARGETS

Market Outlook Current Cap Rates

California

L.A./Orange Co. Overweight 5.50%—6.00%

San Diego Overweight 5.50%—6.00%

San Francisco Neutral/Overweight 5.50%—6.00%

Sacramento Neutral 6.50%—7.00%

Pacific Northwest

Seattle Neutral 6.50%—7.00%

Mountain/Desert

Denver Neutral 7.50%—8.00%

Phoenix Underweight 7.00%—7.50%

Salt Lake City Underweight 7.50%—8.00%

Weighted Average 6.00%—6.50%

INVESTMENT & RESEARCH CONSIDERATIONS

Macro/market level

Jobs, jobs, jobs

Single family affordability

Permits as        % of inventory

Micro/submarket level

Job base and income levels

Proximity to transportation hubs

Access to retail and entertainment

OPERATING PERFORMANCE

Avg Occupancy S-S Revenue Growth

2003 8-Yr Avg 2003 8-Yr Avg

San Francisco 94% 96% -10% 4%

L.A./Orange Co. 95% 96% 4% 7%

San Diego 96% 97% 1% 6%

Sacramento 94% 96% -3% 4%

Seattle 94% 96% -5% 3%

Phoenix 93% 95% -6% 0%

Denver 94% 96% -10% -1%

Salt Lake City 93% 94% -5% 1%

94% 96% -4% 4%

Same-store expense growth 2% 2%

Same-store NOI growth -6% 5%

CREDIT PROFILE

BRE Peer Group

Debt to Total Mkt Cap 39% 42%

Preferred Stock to Total Mkt Cap 4.3% 4.5%

Secured Debt to Total Assets 10% 28%

Interest Coverage 3.1x 2.9x

Fixed Charge Coverage 2.6x 2.4x

* Peer Group represents 10 largest apt REITs as of 12-31-03.

DEBT MATURITIES

Excludes our revolving Lines of Credit, maturing 2006-2008.

$17,327

2004

$52,486

2005

$14,056

2006

$213,113

2007

$20,647

2008

$167,425

2009

$31,275

2010

$380,000

Thereafter

NET ASSET VALUE ESTIMATES

BRE disclosed estimate $32.70

Portfolio cap rate 6.75%

50-75 bps above market level

“Street” estimate

Wide range

Assume cap rates at “National-Norm”

No differentiating regional factors

2004 FFO GUIDANCE

2004 FFO guidance $2.30-$2.40

Same-store NOI flat ± 1%

Development NOI the driver

Net buyer position

Capital formation first half 2004

Redeemed $53mm 8.5% Preferred Stock

Issued $100mm 6.75% Preferred Stock

Issued $50mm 5-year notes at 3.58%

Issued $50mm 10-year notes at 4.70%

BRE FUTURE REWARDS

REITs with BRE’s Western focus have outperformed other regions

Multifamily supply-constrained markets have outperformed others

BRE’s reward equation includes:

Emerging growth strategy

Strong balance sheet

Disciplined management

BRE PROPERTIES, INC.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this presentation contains forward-looking statements regarding Company and property performance, and is based on the Company’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which BRE operates, legislative or other regulatory decisions, future interest rate levels or capital markets conditions. The Company assumes no liability to update this information. For more details, please refer to the Company’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

BRE Properties, Inc. 34th Annual Meeting of Shareholders

May 20, 2004

Pan Pacific Hotel

Reconciliation and Definition of Non-GAAP Financial Measures

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is based on NAREIT’s current definition and is calculated by BRE as net income computed in accordance with GAAP, excluding gains or losses from sales of investments, plus depreciation, and after adjustments for unconsolidated joint ventures and minority interests convertible to common shares. We consider FFO to be an appropriate supplemental measure of the operating performance of an equity REIT because, by excluding gains or losses and depreciation, FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Below is a reconciliation of net income available to common shareholders to FFO:

	Quarter ended 12/31/03	Quarter ended 12/31/02	Year ended 12/31/03	Year ended 12/31/02
Net income available to common shareholders	$11,646	$26,020	$70,333	$88,044
Depreciation from continuing operations	13,854	12,108	53,046	44,596
Depreciation from discontinued operations	—	717	306	2,939
Minority interests	719	799	3,195	3,682
Depreciation from unconsolidated entities	236	296	1,094	1,332
Net (gain) on investments	—	(10,067)	(23,147)	(14,929)
Less: Minority interests not convertible to common	(244)	(211)	(980)	(719)

Funds from operations	$26,211	$29,662	$103,847	$124,945

Other expenses (1)	—	—	7,305	—

Funds from operations, excluding Other expenses	$26,211	$29,662	$111,152	$124,945

Diluted average shares outstanding – EPS	50,270	45,990	47,445	46,210
Plus: OP units (2)	1,030	1,410	1,145	1,560

Diluted average shares outstanding – FFO	51,300	47,400	48,590	47,770
Net income per common share – Diluted	$0.23	$0.56	$1.48	$1.91

FFO per common share – Diluted	$0.51	$0.63	$2.14	$2.62

FFO per common share, excluding Other expenses – Diluted	$0.51	$0.63	$2.29	$2.62

(1)	Refers to legal settlement charges related to the settlement of two lawsuits during the third quarter of 2003.
(2)	Under FAS 128, common share equivalents deemed to be anti-dilutive are excluded from diluted EPS calculations.

Adjusted Funds from Operations (AFFO)

AFFO represents funds from operations less recurring capital expenditures. We consider AFFO to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO, it captures real estate performance by excluding gains or losses on investments and depreciation. Unlike FFO, AFFO also reflects that capital expenditures are necessary to maintain the associated real estate assets. Below is a reconciliation of net income available to common shareholders to AFFO:

	Quarter ended 12/31/03	Quarter ended 12/31/02	Year ended 12/31/03	Year ended 12/31/02
Net income available to common shareholders	$11,646	$26,020	$70,333	$88,044
Depreciation from continuing operations	13,854	12,108	53,046	44,596
Depreciation from discontinued operations	—	717	306	2,939
Minority interests	719	799	3,195	3,682
Depreciation from unconsolidated entities	236	296	1,094	1,332
Net (gain) on investments	—	(10,067)	(23,147)	(14,929)
Less: Minority interests not convertible to common	(244)	(211)	(980)	(719)
Less: Capital expenditures	(2,703)	(2,086)	(10,390)	(8,276)

Adjusted funds from operations	$23,508	$27,576	$93,457	$116,669

Other expenses (1)	—	—	7,305	—

Adjusted funds from operations, excluding other expenses	$23,508	$27,576	$100,762	$116,669

Diluted average shares outstanding – EPS	50,270	45,990	47,445	46,210
Plus: OP Units (2)	1,030	1,410	1,145	1,560

Diluted average shares outstanding – FFO	51,300	47,400	48,590	47,770
Net income per common share – Diluted	$0.23	$0.56	$1.48	$1.91

AFFO per common share – Diluted	$0.46	$0.58	$1.92	$2.44

AFFO per common share, excluding other expenses – Diluted	$0.46	$0.58	$2.07	$2.44

(1)	Refers to legal settlement charges related to the settlement of two lawsuits during the third quarter of 2003.
(2)	Under FAS 128, common share equivalents deemed to be anti-dilutive are excluded from diluted EPS calculations.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA, excluding minority interests, gains or losses from sales of investments, redemption related preferred stock issuance costs, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, nonrecurring charges and gains (losses) from property dispositions, which permits investors to view income from operations unclouded by noncash depreciation or the cost of debt. Following is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter ended 12/31/03	Quarter ended 12/31/02	Year ended 12/31/03	Year ended 12/31/02
Net income available to common shareholders	$11,646	$26,020	$70,333	$88,044
Interest	14,975	15,912	59,617	57,132
Depreciation	13,854	12,825	53,352	47,535

EBITDA	$40,475	$54,757	$183,302	$192,711
Minority interests	719	799	3,195	3,682
Net (gains) on investments	—	(10,067)	(23,147)	(14,929)
Redemption related preferred stock issuance costs	2,166	—	2,166	—
Dividends on preferred stock	2,657	2,657	10,629	7,765
Other expenses (1)	—	—	7,305	—

Adjusted EBITDA	$46,017	$48,146	$183,450	$189,229

(1)	Refers to legal settlement charges related to the settlement of two lawsuits during the third quarter of 2003.

Net Operating Income (NOI)

NOI is defined as total revenues less real estate expenses (including such items as repairs and maintenance, payroll, utilities, property taxes and insurance, advertising and management fees.) We consider NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio at the property level and is used to make decisions about resource allocations and assessing regional property level performance. Below is a reconciliation of net income available to common shareholders to net operating income:

	Quarter ended 12/31/03	Quarter ended 12/31/02	Year ended 12/31/03	Year ended 12/31/02
Net income available to common shareholders	$11,646	$26,020	$70,333	$88,044
Interest	14,975	15,912	59,617	57,132
Depreciation	13,854	12,825	53,352	47,535
Minority interests	719	799	3,195	3,682
Net (gain) on investments	—	(10,067)	(23,147)	(14,929)
Redemption related preferred stock issuance costs	2,166	—	2,166	—
Dividends on preferred stock	2,657	2,657	10,629	7,765
General and administrative expense	2,262	2,258	10,062	9,847
Other expenses (1)	—	—	7,305	—

NOI	$48,279	$50,404	$193,512	$199,076

Less: Non Same-Store NOI	4,127	3,710	33,205	28,537

Same-Store NOI	$44,152	$46,694	$160,307	$170,539

(1)	Refers to legal settlement charges related to the settlement of two lawsuits during the third quarter of 2003.